UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 29, 2010
ARCHER-DANIELS-MIDLAND COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-44	41-0129150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4666 Faries Parkway
Decatur, Illinois		62526
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, inc3luding area code: (217) 424-5200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On May 27, 2008, Archer-Daniels-Midland Company (“ADM”) made available to investors a prospectus supplement and a prospectus with respect to the issuance by ADM of 35,000,000 equity units (the “Equity Units”). Each Equity Unit has a stated amount of $50 and is initially comprised of (i) a purchase contract that will obligate the holder to purchase from ADM no later than June 1, 2011, a certain number of shares of ADM’s common stock, for $50 in cash; and (ii) a 1/20, or 5.0%, undivided beneficial interest in a $1,000 aggregate principal amount 4.70% debentures due 2041 (the “Debentures”).
     The Debentures were issued pursuant to an Indenture, dated as of September 20, 2006, between ADM and The Bank of New York Mellon (successor to JPMorgan Chase Bank, N.A.), as Trustee (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of June 3, 2008, between ADM and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee (the “First Supplemental Indenture”) (the Base Indenture, as amended and supplemented by the First Supplemental Indenture, the “Indenture”). The Indenture was subsequently supplemented by the Second Supplemental Indenture, dated as of November 29, 2010, between ADM and The Bank of New York Mellon (the “Second Supplemental Indenture”).
     This Current Report on Form 8-K is being filed to make the Second Supplemental Indenture, which is attached hereto as Exhibit 4.3, publicly available.
     The foregoing disclosure is qualified in its entirety by reference to the Base Indenture and First Supplemental Indenture, which were previously filed with the Securities and Exchange Commission, and the Second Supplemental Indenture, which is attached hereto as Exhibit 4.3.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits
The following exhibits are filed or furnished herewith:
4.1	Indenture, dated as of September 20, 2006, between ADM and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4 to Registration Statement on Form S-3, Registration No. 333-137541).
4.2	First Supplemental Indenture, dated as of June 3, 2008, between ADM and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4.6 to Current Report on Form 8-K filed on June 3, 2008).
4.3	Second Supplemental Indenture, dated as of November 29, 2010, between ADM and The Bank of New York Mellon, as Trustee.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY
Date: November 30, 2010	By	/s/ David J. Smith
David J. Smith
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Number	Description	Method of filing
4.1	Indenture, dated as of September 20, 2006, between ADM and The Bank of New York Mellon, as Trustee.	Incorporated by reference
4.2	First Supplemental Indenture, dated as of June 3, 2008, between ADM and The Bank of New York Mellon, as Trustee.	Incorporated by reference
4.3	Second Supplemental Indenture, dated as of November 29, 2010, between ADM and The Bank of New York Mellon, as Trustee.	Filed electronically